UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2025

IPC Alternative Real Estate Income Trust, Inc.

(Exact name of Registrant as Specified in Its Charter)

Maryland	333-272750	87-1302380
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2901 Butterfield Road
Oak Brook, Illinois		60523
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (630) 218-8000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement.

Dealer Manager Agreement

On August 28, 2025, IPC Alternative Real Estate Income Trust, Inc. (referred to herein as the “Company,” “we,” “our,” or “us”) initiated a private offering exempt from registration under the Securities Act of 1933, as amended (the “Private Offering”). In connection with the Private Offering, on August 28, 2025, we and our dealer manager, Inland Securities Corporation (the “Dealer Manager”), an affiliate of our external advisor, entered into a dealer manager agreement (the “Private Offering DM Agreement”) under which shares of Class I common stock, par value $0.01 per share (the “Class I Common Shares”), shares of Class X-1 common stock, par value $0.01 per share (the “Class X-1 Common Shares”) and shares of Class X-2 common stock, par value $0.01 per share (the “Class X-2 Common Shares”) in the Company will be sold through the Dealer Manager.

We will not pay the Dealer Manager any dealer manager fees, selling commissions or ongoing distribution fees in respect of the purchase of any Class I Common Shares, Class X-1 Common Shares, Class X-2 Common Shares or any shares acquired pursuant to our distribution reinvestment plan. We, the Dealer Manager or our advisor IPC Alternative Real Estate Advisor, LLC (the “Advisor”) may reimburse investment advisers or other fiduciaries for their out-of-pocket expense associated with conducting due diligence on us in connection with the Private Offering.

The Dealer Manager and Company have also agreed to provide indemnification as set forth in the Private Offering DM Agreement. Any party may terminate the Private Offering DM Agreement upon 60 days’ written notice.

A copy of the Private Offering DM Agreement is filed as Exhibit 10.1 hereto.

The Dealer Manager will enter into agreements with selected broker-dealers and registered investment advisers (“RIAs”) that participate in the Private Offering. Copies of the Form of Selected Dealer Agreement and Form of Selected RIA Agreement are filed as Exhibits 10.2 and 10.3, respectively, hereto.

Amended and Restated Advisory Agreement

The Company, IPC Alternative Real Estate Operating Partnership, LP, the Company’s operating partnership (the “Operating Partnership”) and the Advisor previously entered into that certain Advisory Agreement, dated August 24, 2023 (the “Prior Advisory Agreement”). On August 28, 2025, the Company, the Operating Partnership and the Advisor amended and restated the Prior Advisory Agreement by entering into the Amended and Restated Advisory Agreement (the “Amended Advisory Agreement”).

In addition to making immaterial changes regarding the Private Offering and related matters, the Amended Advisory Agreement reflects the addition of the Class X-1 Common Shares and Class X-2 Common Shares and the different management fees associated with such shares. With respect to Class X-1 Common Shares, the Company or the Operating Partnership will pay the Advisor 1.00% of the aggregate net asset value (“NAV”) of the Operating Partnership attributable to outstanding Class X-1 units of the Operating Partnership. With respect to Class X-2 Common Shares, the Company or the Operating Partnership will pay the Advisor 0.75% of the aggregate NAV of the Operating Partnership attributable to outstanding Class X-2 units of the Operating Partnership.

A copy of the Amended Advisory Agreement is filed as Exhibit 10.4 hereto.

Fourth Amended and Restated Limited Partnership Agreement

On August 28, 2025, we, IPC REIT Special Limited Partner, LP (the “Special Limited Partner”), an affiliate of our Advisor, and the limited partners of the Operating Partnership Agreement replaced the then-current limited partnership agreement of the Operating Partnership by entering into the Fourth Amended and Restated Limited Partnership Agreement (the “Amended OP Agreement”).

In addition to making immaterial changes regarding the Private Offering and related matters, the Amended OP Agreement reflects the addition of Class X-1 and Class X-2 units of the Operating Partnership. The Amended OP Agreement provides that so long as the Amended Advisory Agreement has not been terminated, the Special Limited Partner will hold a performance participation interest in the Operating Partnership with respect to Class X-1 units of the Operating Partnership that entitles it to receive an allocation from our Operating Partnership equal to:

•
First, if the Class X-1 Total Return for the applicable period exceeds the sum of (i) the Class X-1 Hurdle Amount for that period and (ii) the Class X-1 Loss Carryforward Amount (any such excess, “Class X-1 Excess Profits”), 100% of such annual Excess Profits until the total amount allocated to the Special Limited Partner equals 10.0% of the sum of (x) the Class X-1 Hurdle Amount for that period and (y) any amount allocated to the Special Limited Partner pursuant to this clause (this is referred to as a “Class X-1 Catch-Up”); and
•
Second, to the extent there are remaining Class X-1 Excess Profits, 10.0% of such remaining Class X-1 Excess Profits.

“Class X-1 Total Return” for any period since the end of the prior calendar year shall equal the sum of:

(i)
all distributions accrued or paid (without duplication) on the Class X-1 Operating Partnership units outstanding at the end of such period since the beginning of the then-current calendar year plus
(ii)
the change in aggregate NAV of such Class X-1 Operating Partnership units since the beginning of the year, before giving effect to (x) changes resulting solely from the proceeds of issuances of Class X-1 Operating Partnership units and (y) any allocation/accrual to the Class X-1 Performance Allocation.

For the avoidance of doubt, the calculation of Class X-1 Total Return will (i) include any appreciation or depreciation in the NAV of Class X-1 Operating Partnership units issued during the then-current calendar year but (ii) exclude the proceeds from the initial issuance of such Class X-1 Operating Partnership units.

“Class X-1 Hurdle Amount” for any period during a calendar year means that amount that results in a 5% annualized internal rate of return on the NAV of the Class X-1 Operating Partnership units outstanding at the beginning of the then-current calendar year and all Class X-1 Operating Partnership units issued since the beginning of the then-current calendar year, taking into account the timing and amount of all distributions accrued or paid (without duplication) on all such units and all issuances of Class X-1 Operating Partnership units over the period and calculated in accordance with recognized industry practices. The ending NAV of the Class X-1 Operating Partnership units used in calculating the internal rate of return will be calculated before giving effect to any allocation/accrual to the Class X-1 Performance Allocation and applicable distribution fee expenses. For the avoidance of doubt, the calculation of the Class X-1 Hurdle Amount for any period will exclude any Class X-1 Operating Partnership units repurchased during such period, which units will be subject to the Class X-1 Performance Allocation upon repurchase as described below.

Except as described in Class X-1 Loss Carryforward below, any amount by which Class X-1 Total Return falls below the Class X-1 Hurdle Amount will not be carried forward to subsequent periods.

“Class X-1 Loss Carryforward Amount” shall initially equal zero and shall cumulatively increase by the absolute value of any negative annual Class X-1 Total Return and decrease by any positive annual Class X-1 Total Return, provided that the Class X-1 Loss Carryforward Amount shall at no time be less than zero and provided further that the calculation of the Class X-1 Loss Carryforward Amount will exclude the Class X-1 Total Return related to any Class X-1 Operating Partnership units repurchased during such year, which units will be subject to the Class X-1 Performance Allocation upon repurchase as described below. The effect of the Class X-1 Loss Carryforward Amount is that the recoupment of past annual Class X-1 Total Return losses will offset the positive annual Class X-1 Total Return for purposes of the calculation of the Class X-1 Performance Allocation. This is referred to as a “Class X-1 High-Water Mark.”

For the avoidance of doubt, the Special Limited Partner will not be entitled to a special allocation with respect to the Class X-2 units of the Operating Partnership.

A copy of the Amended OP Agreement is filed as Exhibit 10.5 hereto.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 28, 2025, the Company filed Articles of Amendment (the “Articles of Amendment”) to its charter with the Maryland State Department of Assessments and Taxation (“SDAT”) to reflect that the board of directors of the Company (the “Board of Directors”), by duly adopted resolutions, (i) redesignated 100,000,000 authorized but unissued shares of Class T common stock, $0.01 par value per share, as Class X-1 Common Shares, (ii) redesignated 100,000,000 authorized but unissued shares of Class S common stock, $0.01 par value per share, as Class X-1 Common Shares, (iii) redesignated 100,000,000 authorized but unissued shares of Class D common stock, $0.01 par value per share, as Class X-2 Common Shares and (iv) redesignated 100,000,000 authorized but unissued Class I Common Shares as Class X-2 Common Shares.

The Articles of Amendment also revised the definitions within the Company’s charter commensurate with the changes to the authorized and designated shares of the Company.

Immediately following the filing of the Articles of Amendment, the Company filed with SDAT Articles Supplementary (the “Articles Supplementary”) to its charter, pursuant to which the Board of Directors, by duly adopted resolutions, set forth the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, or terms or conditions of redemption as provided below for the Class X-1 Common Shares and Class X-2 Common Shares, as applicable:

Class X-1 Common Shares

•
Conversion of Class X-1 Common Shares. Each Class X-1 Common Share held in a stockholder's account shall automatically and without any action on the part of the holder thereof convert into a number of Class I Common Shares (including fractional shares) equal to the fraction, the numerator of which is the Class X-1 NAV per share and the denominator of which is the Class I NAV per share (the “Class X-1 Conversion Rate”) on the earliest of (a) a listing of Class I Common Shares, (b) a merger or consolidation of the Company with or into another entity in which the Company is not the surviving entity, or (c)

the sale or other disposition of all or substantially all of the Company’s assets; provided, however, that such conversion shall not occur if immediately after the occurrence of any of such events the Company is externally advised with different management fee allocations (which may or may not include different performance allocations) for holders of Class I Common Shares on the one hand and holders of Class X-1 Common Shares on the other hand.
•
Rights Upon Liquidation. Immediately before any liquidation, dissolution or winding up, or any distribution of the assets of the Company pursuant to a plan of liquidation, dissolution or winding up, Class X-1 Common Shares will automatically convert to Class I Common Shares (including fractional shares) at the Class X-1 Conversion Rate. Following such conversion, the aggregate assets of the Company available for distribution to holders of the common shares, or the proceeds therefrom, shall be distributed to each holder of Class I Common Shares, ratably with each other holder of Class I Common Shares, which will include all converted Class X-1 Common Shares, in such proportion as the number of outstanding Class I Common Shares held by such holder bears to the total number of outstanding Class I Common Shares then outstanding.

Class X-2 Common Shares

•
Conversion of Class X-2 Common Shares. Each Class X-2 Common Share held in a stockholder's account shall automatically and without any action on the part of the holder thereof convert into a number of Class I Common Shares (including fractional shares) equal to the fraction, the numerator of which is the Class X-2 NAV per share and the denominator of which is the Class I NAV per share (the “Class X-2 Conversion Rate”) on the earliest of (a) a listing of Class I Common Shares, (b) a merger or consolidation of the Company with or into another entity in which the Company is not the surviving entity, or (c) the sale or other disposition of all or substantially all of the Company’s assets; provided, however, that such conversion shall not occur if immediately after the occurrence of any of such events the Company is externally advised with different management fee allocations (which may or may not include different performance allocations) for holders of Class I Common Shares on the one hand and holders of Class X-2 Common Shares on the other hand.
•
Rights Upon Liquidation. Immediately before any liquidation, dissolution or winding up, or any distribution of the assets of the Company pursuant to a plan of liquidation, dissolution or winding up, Class X-2 Common Shares will automatically convert to Class I Common Shares (including fractional shares) at the Class X-2 Conversion Rate. Following such conversion, the aggregate assets of the Company available for distribution to holders of the common shares, or the proceeds therefrom, shall be distributed to each holder of Class I Common Shares, ratably with each other holder of Class I Common Shares, which will include all converted Class X-2 Common Shares, in such proportion as the number of outstanding Class I Common Shares held by such holder bears to the total number of outstanding Class I Common Shares then outstanding.

Copies of the Articles of Amendment and Articles Supplementary are filed herewith as Exhibits 3.1 and 3.2, respectively. Except as described in this Current Report on Form 8-K, the Articles of Amendment and Articles Supplementary did not amend, alter or modify any other terms or provisions of the Company’s charter.

Item 8.01 Other Events.

Share Repurchase Plan Amendment

Our Board of Directors amended our share repurchase plan by adopting the Amended and Restated Share Repurchase Plan (the “Amended SRP”) primarily to reflect the addition of Class X-1 Common Shares and Class X-2 Common Shares. Other immaterial changes were also made in the Amended SRP.

A copy of the Amended SRP is filed as Exhibit 99.1 hereto.

Distribution Reinvestment Plan Amendment

Our Board of Directors amended our distribution reinvestment plan by adopting the Amended and Restated Distribution Reinvestment Plan (the “Amended DRP”) primarily to reflect the addition of Class X-1 Common Shares and Class X-2 Common Shares. Other immaterial changes were also made to the Amended DRP.

A copy of the Amended DRP is filed as Exhibit 99.2 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1*	Articles of Amendment, filed August 28, 2025
3.2*	Articles Supplementary, filed August 28, 2025
10.1*	Dealer Manager Agreement – Private Offering, dated August 28, 2025, by and between the Company and the Dealer Manager
10.2*	Form of Selected Dealer Agreement – Private Offering (included as Exhibit A to the Dealer Manager Agreement – Private Offering filed as Exhibit 10.1 hereto)
10.3*	Form of Selected RIA Agreement – Private Offering (included as Exhibit B to the Dealer Manager Agreement – Private Offering filed as Exhibit 10.1 hereto)
10.4*	Amended and Restated Advisory Agreement, dated August 28, 2025, by and among the Company, the Operating Partnership and the Advisor
10.5*	Fourth Amended and Restated Limited Partnership Agreement of the Operating Partnership, dated August 28, 2025
99.1*	Amended and Restated Share Repurchase Plan
99.2*	Amended and Restated Distribution Reinvestment Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IPC ALTERNATIVE REAL ESTATE INCOME TRUST, INC.

Date:	September 3, 2025	By:	/s/ Jerry Kyriazis
Jerry Kyriazis Chief Financial Officer